Execution Version
SECOND AMENDMENT TO
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT
THIS SECOND AMENDMENT TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT dated as of September 30, 2020 (this “Amendment”), is made by and among MGP Ingredients, Inc., a Kansas corporation (the “Company”), and the holders of Notes (as defined in the below described Note Agreement) (the “Noteholders”) listed on the signature pages hereto.
PRELIMINARY STATEMENTS:
(1)The Company and the Noteholders are parties to a Note Purchase and Private Shelf Agreement dated as of August 23, 2017 (as amended by the First Amendment to Note Purchase and Private Shelf Agreement dated as of February 14, 2020, the “Note Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Note Agreement); and
(2)The Company has requested and the Noteholders have agreed to amend the Note Agreement as set forth in this Amendment in accordance with the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.Amendments to Note Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of the Company herein contained, effective as of the date hereof, the Company and the Noteholders hereby agree:
(a)Section 1.2 is hereby amended by replacing the text “$55,000,000” with the text “$105,000,000”.
(b)Section 1.2 is hereby amended by replacing each reference therein to “10 years” with a reference to “12 years”.
(c)Section 2.2(b) is hereby amended by replacing the text “third anniversary of the date of this Agreement” with the text “sixth anniversary of the date of this Agreement”.
SECTION 2.Conditions to Effectiveness
. This Amendment shall become effective on and as of the date first above written upon the satisfaction of the following conditions:
(a)    the Noteholders (or their counsel) shall have received counterparts of this Amendment duly executed by the Company and the Noteholders;
(b)    the Noteholders shall have received a written ratification in the form attached hereto, duly executed by each Guarantor, whereby each Guarantor ratifies, confirms and agrees that, following the effectiveness of this Amendment and the transactions contemplated hereunder, the Guaranty Agreement and each Guarantor’s obligations thereunder shall remain in full force and effect;
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(c)an amendment fee in the amount of $25,000 shall have been paid in full to PGIM, Inc. (for the benefit of each of the Noteholders);
(d)no Default or Event of Default shall have occurred and be continuing before, or shall occur or exist immediately after, giving effect to this Amendment; and
(e)all fees and expenses of counsel to the Noteholders estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).
SECTION 3.Representations and Warranties
: To induce the Noteholders to enter into this Amendment, the Company hereby represents and warrants as follows:
(a)    (i) this Amendment has been duly executed and delivered on behalf of the Company, (ii) the execution and delivery by the Company, and the performance of its obligations under, this Amendment (A) have been duly authorized by all necessary corporate action on the part of the Company and (B) will not (I) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, shareholders agreement or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected (including any Material Contract then in effect, but excluding any Lien created pursuant to a Security Document), (II) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (III) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary, and (iii) this Amendment constitutes the legal valid and binding obligation of the Company in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(b)    no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Amendment;
(c)since December 31, 2019, there has been no event or circumstance that has had or would be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect;
(d)the representations and warranties made by the Company contained in the Note Agreement and the other Note Documents are true and correct on and as of the date hereof as though made as of the date hereof, except for such representations and warranties (i) as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct as of such specific date, and (ii) as
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are no longer true and correct on the date hereof solely as a result of a transaction occurring after the Series A Closing Day and that was made in compliance with the provisions of the Note Agreement; and
(e) as of the date hereof, both before and immediately after giving effect to the terms of this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 4.Effect on the Note Agreement.
(a)    Each Note Document, after giving effect to this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed, except that, on and after the effectiveness of this Amendment, each reference in each of the Note Documents to the Note Agreement or words of like import referring to the Note Agreement shall mean and be a reference to the Note Agreement after giving effect to this Amendment.
(b)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment, consent, modification or waiver of any term or condition of, or right, power or remedy of any Noteholder under, any of the Note Documents.
(c)        Each party hereto hereby agrees that this Amendment shall be a “Note Document”.
SECTION 5.Costs, Expenses
. The Company agrees to pay all costs and expenses of the Noteholders in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the fees and expenses of counsel for the Noteholders) in accordance with the terms of Section 15.1 of the Note Agreement.
SECTION 6.Execution in Counterparts
. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 7.Governing Law
. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.
COMPANY:
MGP INGREDIENTS, INC.

By: /s/ Brandon Gall
Name: Brandon Gall
Title: Chief Financial Officer

Signature Page to
Second Amendment to
Note Purchase and Private Shelf Agreement

NOTEHOLDERS:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: /s/ Jason Hartman
    Second Vice President

THE PRUDENTIAL LIFE INSURANCE COMPANY, LTD.
By:     Prudential Investment Management Japan Co., Ltd., as Investment Manager
By:     PGIM, Inc., as Sub-Adviser

    By:    /s/ Jason Hartman
        Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY
By: PGIM, Inc., as investment manager

By:    /s/ Jason Hartman
    Vice President

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
By: Prudential Private Placement Investors, L.P. (as Investment Advisor)
By: Prudential Private Placement Investors, Inc. (as its General Partner)

    By:    /s/ Jason Hartman
        Vice President

Signature Page to
Second Amendment to
Note Purchase and Private Shelf Agreement

    Guarantor Ratification

Each of the undersigned hereby ratifies and affirms its obligations, and confirms its continued liability, under the Guaranty Agreement and each other Note Document to which it is a party, and agrees that the Guaranty Agreement and each other such Note Document is and shall remain in full force and effect in all respects after giving effect to the Second Amendment to Note Purchase and Private Shelf Agreement dated as of September 30, 2020 (the “Amendment”), by and among MGP Ingredients, Inc., a Kansas corporation, and the financial institutions on the signature pages thereto (collectively, the “Noteholders”), and shall continue to exist and apply to all of the Guaranteed Obligations (as defined in the Guaranty Agreement), including as such Guaranteed Obligations may be increased as a result of the Amendment. The foregoing ratification and affirmation is in addition to and shall not limit, derogate from or otherwise affect any provisions of the Guaranty Agreement. From and after the effectiveness of the Amendment, each reference in the Guaranty Agreement and the other documents delivered in connection therewith, to the Note Agreement or words of like import referring to the Note Agreement shall mean and be a reference to the Note Agreement after giving effect to the Amendment. Capitalized terms not otherwise defined herein shall have the same meanings as used in the Amendment.
[Signature Pages Follow]

GUARANTORS:
MGPI PROCESSING, INC.

By: /s/ Brandon Gall
Name: Brandon Gall
Title: Chief Financial Officer

MGPI PIPELINE, INC.

By: /s/ Brandon Gall
Name: Brandon Gall
Title: Chief Financial Officer

MGPI OF INDIANA, LLC

By: /s/ Brandon Gall
Name: Brandon Gall
Title: Chief Financial Officer

Guarantor Ratification of Second Amendment to
Note Purchase and Private Shelf Agreement